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                                                                                             Exhibit 10.6

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                        UNIFIED FINANCIAL SERVICES, INC.
                            1998 STOCK INCENTIVE PLAN

         WHEREAS, on February 25, 1998 the Board of Directors of Unified Financial Services, Inc. (the "Company") approved and adopted the Unified Financial Services, Inc. 1998 Stock Incentive Plan (the "Stock Incentive Plan"), which plan was adopted by the stockholders of the Company on May 20, 1998; and

         WHEREAS, on March 25, 1999, the Board of Directors of the Company amended and restated the Stock Incentive Plan (the "Amended and Restated Plan"), which Amended and Restated Plan was adopted by the stockholders of the Company on May 27, 1999; and

         WHEREAS, on November 9, 2001, the Board of Directors, pursuant to
Section 18 of the Amended and Restated Plan, approved and adopted an amendment of such plan to grant the President and/or the Chief Executive Officer of the Company the authority to approve awards and grants under the plan.

         NOW, THEREFORE, the Amended and Restated Plan is hereby amended as follows:

         1.       Section 2(b) of the Amended and Restated Plan is amended in its entirety to read as follows:

                           (b) ADMINISTRATOR means the Board or, if the Board so designates, the Committee, or the President or Chief Executive Officer of the Company; provided, however, the President and Chief Executive Officer of the Company shall not be authorized to award or grant Awards to themselves or to any other Reporting Persons; and provided further, however, the total number of shares of Stock subject to Awards made by the President and/or Chief Executive Officer of the Company shall not exceed 500,000.

         2.       Other than as amended hereby, the Amended and Restated Plan remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Amended and Restated Plan as of the 9th day of November 2001.



                                                              /s/ Timothy L. Ashburn
                                                              -----------------------------------------------------
                                                              Timothy L. Ashburn, Chairman of the Board
ATTEST

/s/ David F. Morris
--------------------------------------------
David F. Morris, Corporate Secretary

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